UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
Lions Gate Entertainment Corp.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:
`

LIONS GATE ENTERTAINMENT CORP.

1055 West Hastings Street, Suite 2200	2700 Colorado Avenue, Suite 200
Vancouver, British Columbia V6E 2E9	Santa Monica, California 90404

SPECIAL MEETING OF SHAREHOLDERS
OF
LIONS GATE ENTERTAINMENT CORP.

SUPPLEMENT TO THE PROXY STATEMENT DATED MARCH 26, 2010

This supplement (the “Supplement”) to the proxy statement, as previously supplemented, (the “Proxy Statement”) of Lions Gate Entertainment Corp. (“Lionsgate” or the “Company”) dated March 26, 2010 is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) and management of Lionsgate for use at the special meeting of shareholders (the “Special Meeting”) of the Company and any continuations, adjournments or postponements thereof. Lionsgate wishes to advise that the Special Meeting has been postponed and rescheduled for Wednesday, May 12, 2010, beginning at 10:00 a.m., local time, at Four Seasons Hotel, Tudor Stuart Orange Room, 21 Avenue Road, Toronto, Ontario, Canada M5R 2G1.

This Supplement should be read together with the matters set forth in the Proxy Statement.

RECORD DATE

As more particularly set forth in the Proxy Statement, only shareholders of the Company’s common shares (NYSE: LGF) (the “Shares”) at the close of business on March 23, 2010 (the “Record Date”) will be entitled to vote the Shares that they held on that date at the Special Meeting, or any continuations, adjournments or postponements of the meeting.

VOTING OF PROXIES

If you complete and properly sign the proxy card delivered with this Supplement and return it to us, it will be voted as you direct. Proxy cards already completed, signed and delivered to us remain valid and will be voted as you have directed.

Registered shareholders who are unable to attend the Special Meeting in person are requested to read this Supplement, in conjunction with the Proxy Statement, and to complete, sign and date the proxy card delivered with this Supplement, and to return it, together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof, to IVS Associates, Inc., Attn: Lionsgate Proxy Tabulation, 1925 Lovering Avenue, Wilmington, Delaware, 19806, via facsimile at 302-369-8486, or via the Internet at www.ivselection.com/lionsgate. Subject to the discretion of the Chair of the Special Meeting, proxies will be accepted until the conclusion of voting at the Special Meeting or any adjournment thereof.

“Street name” shareholders who wish to vote at the Special Meeting will need to obtain a legal proxy or power of attorney from the institution that holds their Shares as of the record date.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 12, 2010

The notice of Special Meeting, this Supplement, the Proxy Statement and the proxy card are available in the Investors/ Governance Documents section on our website at www.lionsgate.com.

The date of this proxy statement supplement is April 29, 2010.

POSTPONEMENT OF MEETING AND NEW MEETING DATE

In light of recent developments, including the upcoming expiration of the tender offer for Lionsgate’s common shares by Carl C. Icahn, certain of his affiliates and other persons, and Lionsgate’s filing of an application with the British Columbia Court of Appeal for leave to appeal the British Columbia Securities Commission’s decision to cease trade Lionsgate’s shareholder rights plan (the “Rights Plan”), the Board of Directors of Lionsgate has determined, by unanimous vote of the directors present and upon the unanimous recommendation of the Special Committee of the Board, to postpone and reschedule the Special Meeting. The Special Meeting is now scheduled to be held on Wednesday, May 12, 2010, beginning at 10:00 a.m., local time, at the Four Seasons Hotel, Tudor Stuart Orange Room, 21 Avenue Road, Toronto, Ontario, Canada M5R 2G1. In order to ensure that shareholders have full opportunity to consider new information arising prior to the Special Meeting, subject to the discretion of the Chair of the Special Meeting, proxies will be accepted until the conclusion of voting at the Special Meeting or any adjournment thereof.

PARTICULARS OF MATTERS TO BE ACTED ON

Approval of Rights Plan Resolution

Shareholders will be asked at the Special Meeting to consider and, if thought advisable, pass a resolution (the “Rights Plan Resolution”) to approve, ratify and confirm the adoption of the amended and restated shareholder rights plan agreement dated as of March 12, 2010, as amended and restated as of April 22, 2010 between the Company and CIBC Mellon Trust Company (the “Shareholder Rights Plan Agreement”).

Amendments to the Proxy Statement

The Company hereby amends the Proxy Statement as follows:

•	The heading on the cover page reading “NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held May 4, 2010” is hereby deleted and replaced with “NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held May 12, 2010”.

•	Each occurrence of the phrase “Tuesday, May 4, 2010” is hereby deleted and replaced with “Wednesday, May 12, 2010”.

•	The sentence on the cover page reading “Subject to the discretion of the Chair of the Special Meeting, to be effective, proxies must be received by IVS Associates not later than 10:00 a.m. (Toronto time) on Friday, April 30, 2010 or, if the Special Meeting is adjourned, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned Special Meeting, or any further adjournment thereof” is hereby deleted and replaced with “Subject to the discretion of the Chair of the Special Meeting, proxies will be accepted until the conclusion of voting at the Special Meeting or any adjournment thereof.”

There are no revisions to the Proxy Statement other than the above-described changes. Please see the Proxy Statement for a summary of the proposal to approve, ratify and confirm the adoption of the Rights Plan and a summary of the terms of the Rights Plan.

Approval of the Rights Plan Resolution

The Rights Plan Resolution must be approved by a majority of the votes cast by all holders of Shares present or represented by proxy at the Special Meeting. Abstentions and broker non-votes will not be counted in determining the number of Shares necessary for approval of any item. The Board believes that the Rights Plan is in the best interests of the Company, its shareholders and other stakeholders and recommends that our shareholders vote FOR the Rights Plan Resolution.

In the absence of instructions to the contrary, the Shares represented by a properly executed form of proxy in favour of the persons designated by management of the Company will be voted FOR the Rights Plan Resolution approving, ratifying and confirming the adoption of the Rights Plan.

2

Text of the Rights Plan Resolution

BE IT RESOLVED THAT:

(a)	The shareholder rights plan agreement dated March 12, 2010, as amended and restated as of April 22, 2010 between Lions Gate Entertainment Corp. and CIBC Mellon Trust Company as submitted to this Special Meeting is hereby approved, ratified and confirmed.

(b)	Any director or officer of Lions Gate Entertainment Corp. is authorized to do all such acts and things and to execute and deliver all such instruments, agreements and other documents as in such person’s opinion may be necessary or desirable in connection with the foregoing.

DIRECTORS’ APPROVAL

The contents of this Supplement and the sending of it to shareholders of the Company has been approved by the Board.

By Order of Our Board of Directors,

/s/  Jon Feltheimer
Jon Feltheimer
Chief Executive Officer and Co-Chairman of the Board

Vancouver, British Columbia
April 29, 2010

3

PROXY
LIONS GATE ENTERTAINMENT CORP.
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS
COMMON SHARES
     The undersigned holder of Common Shares of Lions Gate Entertainment Corp., a corporation existing under the laws of British Columbia (the “Company”), hereby appoints Michael Burns, Jon Feltheimer, James Keegan and Wayne Levin, and each of them, or in the place of the foregoing,                                                (print name), as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, all of the Common Shares of the Company that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company, to be held at the Four Seasons Hotel, Tudor Stuart Orange Room, 21 Avenue Road, Toronto, Ontario, Canada M5R 2G1, on Wednesday, May 12, 2010, beginning at 10:00 a.m. (Toronto time), or at any continuations, adjournments or postponements thereof.
     The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of the shareholder rights plan resolution, this proxy will be voted FOR the shareholder rights plan resolution. The securities represented by this proxy will be voted in favour of or voted against the matter described herein in accordance with the instructions of the holder on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
     If the shareholder does not want to appoint the persons named in the instrument of proxy, he/she should strike out his/her name and insert in the blank space provided the name of the person he/she wishes to act as his/her proxy. Such other person need not be a shareholder of the Company.
     This form of proxy must be completed, dated and signed and returned by mail in the envelope provided for that purpose, by fax to (302) 369-8486 or by Internet to: http://www.ivselection.com/lionsgate. Subject to the discretion of the Chair of the Special Meeting, proxies will be accepted until the conclusion of voting at the Special Meeting or any adjournments thereof. If completing by fax, please ensure you fax both sides of this form of proxy.
     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2010
     The notice of the Special Meeting, the proxy statement and the proxy card was first mailed to shareholders on or about March 26, 2010. The Company’s proxy statement is also available in the Investors/Governance Documents section on our website at www.lionsgate.com.
(Continued and to be marked, dated and signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN
1.	Resolution approving, ratifying and confirming the shareholder rights plan adopted by the board of directors of the Company pursuant to the Shareholder Rights Plan Agreement dated as of March 12, 2010, as amended and restated as of April 22, 2010 between the Company and CIBC Mellon Trust Company, as rights agent, pursuant to the resolution included in the proxy statement.	☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of (i) the Notice of Special Meeting of Shareholders, and (ii) the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL OF THE PROPOSALS.

Signature(s) x	Dated:	, 2010

IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲   FOLD AND DETACH HERE   ▲
LIONS GATE ENTERTAINMENT CORP. OFFERS SHAREHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY
YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD. WE ENCOURAGE YOU
TO USE THIS COST EFFECTIVE AND CONVENIENT WAY OF VOTING, 24 HOURS A DAY,
7 DAYS A WEEK.

INTERNET VOTING

Visit the Internet voting website at http://www.ivselection.com/lionsgate. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. If you are voting by Internet, please do not mail your proxy card.

VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to IVS Associates Inc., Attn: Lionsgate Proxy Tabulation, 1925 Lovering Ave, Wilmington, Delaware 19806.

VOTING BY FAX

Simply sign and date your proxy card and Fax it to IVS Associates Inc., Attn: Lionsgate Proxy Tabulation at Fax Number 302-369-8486. If completing by fax, please ensure you fax both sides of this form of proxy.